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                                         As amended through November 1, 1996

                                1992 STOCK OPTION PLAN

                                          of

                                  UNITEL VIDEO, INC.

         1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including officers and directors who are key employees) and to directors who are not employees of Unitel Video, Inc., a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 18 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

         2.   STOCK SUBJECT TO THE PLAN.  Subject to the provisions of
Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 350,000. Such shares of Common Stock may, in the discretion of the Committee (as defined in Paragraph 3), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled, is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Company's Board of Directors which, to the extent that it may determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors of the Company (the "Committee") consisting of not less than two directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Key Employee Options (as defined in Paragraph 18): to determine the key employees who shall receive options; the times when they shall receive options; whether an option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject

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to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent (as defined in Paragraph 18) and Subsidiaries, financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; and with respect to Key Employee Options and Outside Director Options (as defined in Paragraph 18): to construe the respective Contracts and the Plan; to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

         No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         4. ELIGIBILITY; GRANTS. The Committee may, consistent with the purposes of the Plan, grant Key Employee Options from time to time, to key employees of the Company or any of its Subsidiaries. Key Employee Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible person may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

              On the date the Plan is adopted by the Board of Directors, each member of the Board of Directors who is not on such date an employee of the Company or any of its Subsidiaries shall be granted an Outside Director Option to purchase 1,000 shares of Common Stock. In addition, on each anniversary of the date the Plan is adopted by the Board of Directors, each member of the Board of Directors who is not on that anniversary date an employee of the Company or any of its Subsidiaries shall be granted an Outside Director Option to purchase 5,000 shares of Common Stock.

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In the event the remaining shares available for grant under the Plan are not sufficient to grant the Outside Director Options to such non-employee directors in any year, the number of shares subject to each Outside Director Option for such year shall be reduced proportionately. The Committee shall have no discretion with respect to the selection of directors to receive Outside Director Options or the amount, the price or the timing with respect thereto. A director who is not an employee of the Company or any of its Subsidiaries shall not be entitled to receive any options other than Outside Director Options as provided herein.

         5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Key Employee Option shall be determined by the Committee; provided, however, that the exercise price shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Outside Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant.

         The fair market value of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices of the Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and
(i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses
(a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

         6. TERM. The term of each Key Employee Option shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted. Notwithstanding the foregoing, the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock

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possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Each Outside Director Option shall have a term of ten years commencing on the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 555 West 57th Street, New York, New York 10019, Attn: Barry Knepper, Executive Vice President), stating which ISO, NQSO or Outside Director Option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check, or (b) with the consent of the Committee (in the Contract or otherwise), with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

         A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         8. TERMINATION OF RELATIONSHIP WITH COMPANY. Any holder of a Key Employee Option whose employment with the Company (and its Parent and Subsidiaries), and any holder of an Outside Director Option whose status as a director of the Company, has terminated for any reason other than his death or Disability (as defined in Paragraph 18) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment or status as a director shall be terminated either (a) for cause, or
(b) without the consent of the Company, said option shall terminate immediately. Key Employee Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

         Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with the right of the Company, its Parent or

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any of its Subsidiaries to terminate the employee's employment at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

         9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, or while he is a director of the Company, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of Disability, the Key Employee Options and Outside Director Options, respectively, may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Any optionee whose employment or status as a director has terminated by reason of Disability may exercise his Key Employee Options and Outside Director Options, respectively, to the extent they are exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, among other things, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

         The Committee may require the optionee to execute and deliver to the Company his representation and warranty, in form and substance satisfactory to it, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In addition, the Committee may require the optionee to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, at the request of the Committee and prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

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         12.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any
other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or reorganization, split-up, combination or exchange of shares or the like, (a) the aggregate number and kind of shares subject to the Plan, (b) the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof and (c) the aggregate number and kind of shares to be granted pursuant to Paragraph 4 to directors who are not employees of the Company shall each be appropriately adjusted by the Committee, whose determination shall be conclusive.

         13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors of the Company on May 1, 1992. No option may be granted under the Plan after April 30, 2002. The Board of Directors, without further approval of the Company's stockholders, may at any time and from time to time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with applicable requirements of the Securities Act and the Exchange Act, or to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. Notwithstanding the foregoing, the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Outside Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         15. WITHHOLDING TAXES. The Company may withhold cash and/or shares of Common Stock to be issued to the optionee having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may

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require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.
 Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

         16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         17. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Committee may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
18) or assume the prior options of such Constituent Corporation.

         18.  DEFINITIONS.

              a. Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

              b. Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

              c. Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

              d. Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

              e. Key Employee Option. The term "Key Employee Option" shall mean an option granted pursuant to the Plan to a person who, at the time of grant, is a key employee of the Company or a Subsidiary of the Company.

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              f.   Outside Director Option.  The term "Outside Director Option"
shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a director of the Company but is not an employee of the Company or any of its Subsidiaries.

         19. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy at the next meeting of its stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before May 1, 1993, the Plan and any options granted hereunder shall terminate.

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